            Exhibit 13.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

    In connection with the Annual Report on Form 20-F of Swedish Export Credit Corporation (the “Company”) for the period ending December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Magnus Montan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)     The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities             Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial             condition and results of operations of the Company.

/s/ Magnus Montan
Magnus Montan
Chief Executive Officer
February 26, 2026

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

    In connection with the Annual Report on Form 20-F of Swedish Export Credit Corporation (the “Company”) for the period ending December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tobias Hornberger, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)     The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities             Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial             condition and results of operations of the Company.

/s/ Tobias Hornberger
Tobias Hornberger
Chief Financial Officer
February 26, 2026